UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 18, 2013

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2013, consistent with its Succession Management Plan, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) announced the appointment of Cindy L. Konich as President - Chief Executive Officer. This appointment is effective July 22, 2013.
As previously reported, Ms. Konich had recently served, along with Jonathan R. West, as Acting Co-President - Chief Executive Officer of the Bank during Milton J. Miller's medical leave and following his subsequent retirement. As a result of Ms. Konich's appointment as President - Chief Executive Officer, Mr. West will resume his position as Executive Vice President - Chief Operating Officer - Business Operations. Ms. Konich was promoted to Executive Vice President - Chief Operating Officer - Chief Financial Officer on July 30, 2010, after having served as Senior Vice President - Chief Financial Officer since September 2007. Ms. Konich has been employed by the Bank since 1984. Additional information concerning Ms. Konich's background and qualifications may be found in the Bank's Annual Report on Form 10-K for the calendar year ended December 31, 2012, as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2013 (“Form 10-K”), which is incorporated by reference herein, and in the press release attached as Exhibit 99.1 to this Form 8-K.
Neither Ms. Konich nor any member of her immediate family has or has had any material interest in any transaction or proposed transaction with the Bank. The Board has set Ms. Konich's annual base salary as President - Chief Executive Officer at $600,002, which will be prorated for the remainder of 2013. Under the Bank's Incentive Plan established for 2012 and subsequent years (as amended May 29, 2013, “Incentive Plan”), Ms. Konich will continue to be a Level I Participant, but by virtue of her new position, she will be eligible under the Incentive Plan for higher incentive payments, subject to the Bank's achievement of specified performance goals. The foregoing reference to the Incentive Plan is qualified in its entirety by reference to the Incentive Plan as described in and attached to the Bank's Current Report on Form 8-K, filed with the SEC on June 4, 2013 and is incorporated by reference herein. A description of Ms. Konich's other compensation and benefits is included in Item 11 - Executive Compensation of the Bank's Form 10-K, and is incorporated by reference herein. All changes to Ms. Konich's compensation that result from her appointment as President - Chief Executive Officer are subject to review and non-objection by the Bank's primary regulator, the Federal Housing Finance Agency.

Item 7.01	Regulation FD Disclosure
Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank's press release regarding the appointment of Ms. Cindy L. Konich as President - Chief Executive Officer of the Bank.
The information being furnished pursuant to Item 7.01 on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits
99.1 Press release, dated July 19, 2013, issued by the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2013

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated July 19, 2013, issued by the Bank.